Exhibit 10.1

Invitae Corporation

February 28, 2023

FORM OF PURCHASE AND EXCHANGE AGREEMENT

1. Introduction. Invitae Corporation, a Delaware corporation (the “Company”), proposes (i) to exchange (the “Exchange Transaction”) $[ • ] aggregate principal amount of the Company’s 2.00% Convertible Senior Notes due 2024, CUSIP 46185 LAB9 (the “Old Notes”) held by certain existing holders of the Old Notes listed on the signature pages hereto (the “Investors”) for $[ • ] aggregate principal amount of the Company’s 4.50% Series A Convertible Senior Secured Notes due 2028 (the “Series A New Notes”) and such number of shares equal to (x) $[ • ], [including $[ • ] in respect of accrued and unpaid interest on the Old Notes], divided by (y) the closing price of the Common Stock on February 28, 2023 (the “Investor New Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), such Series A New Notes and Investor New Shares to be newly issued by the Company on the Closing Date (as defined below), (ii) substantially concurrently with the consummation of the Exchange Transaction, issue and sell $[ • ] aggregate principal amount of the Company’s 4.50% Series B Convertible Senior Secured Notes due 2028 (the “Series B New Notes” and, together with the Series A New Notes, the “New Notes”) to certain of the Investors as set forth on the signature pages hereto (such Investors, in such capacity, the “Subscribing Investors”) on the Closing Date (the “Subscription Transaction”) and (iii) substantially concurrently with the execution of this Agreement (as defined below), enter into agreements (the “Other Agreements”) with certain other investors (the “Other Investors”) to exchange (the “Additional Exchange Transactions”) $[ • ] aggregate principal amount of Old Notes held by such Other Investors for $[ • ] aggregate principal amount of Series A Notes and such number of shares of Common Stock equal to (x) $[ • ] divided by (y) the closing price of the Common Stock on February 28, 2023 (the “Other New Shares” and, with the Investor New Shares, the “New Shares”), and issue and sell $[ • ] aggregate principal amount of Series B New Notes, all of which to be newly issued by the Company on the Closing Date (the “Additional Subscription Transaction”).

The Exchange Transaction, the Subscription Transaction, the Additional Exchange Transaction and the Additional Subscription Transaction are collectively referred to herein as the “Transactions” and, subject to the terms and conditions thereof, will collectively result in (A) the Company exchanging $305,727,000 of Old Notes for $275,257,000 of New Series A Notes and such number of shares equal to (x) $30,572,700 divided by (y) the closing price of the Common Stock on February 28, 2023 and (B) the Company issuing and selling $30,00,000 of Series B New Notes.

The Old Notes were issued pursuant to that certain Indenture, dated as of September 10, 2019, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (in such capacity, the “Old Notes Trustee”). The New Notes will be issued pursuant to an Indenture (the “New Notes Indenture”), to be dated as of the Closing Date, among the Company, as issuer, the guarantors party thereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “New Notes Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), substantially in the form set forth in Exhibit B hereto.

The New Notes and the guarantees of the New Notes by each of the Guarantors as set forth in the New Notes Indenture (the “Guarantees”) will be secured by a first-priority lien, subject to Liens permitted by Section 4.27 of the New Notes Indenture (“Permitted Liens”), pursuant to the terms of the New Notes Indenture and a Security Agreement (the “Security Agreement”), to be dated as of the Closing Date, between the Company and the Collateral Agent, substantially in the form set forth in Exhibit C hereto, on substantially all of the tangible and intangible assets of the Company and the Guarantors, now owned or hereafter acquired by the Company and any Guarantor, subject to certain exceptions described in the New Notes Indenture and the Collateral Documents.

The New Notes will be convertible into shares of Common Stock (the shares of Common Stock underlying the New Notes, including any Additional Conversion Shares, the “Conversion Shares”), cash or a combination thereof pursuant to the terms and conditions set forth in the New Notes Indenture. Upon certain redemptions of the New Notes, the holders thereof will be issued Warrants (the “Warrants”) to purchase shares of Common Stock (such shares and any other shares of Common Stock issuable upon exercise of, or otherwise pursuant to, the Warrants, the “Warrant Shares”), as provided in the New Notes Indenture. The New Notes, the Guarantees, the New Shares, the Conversion Shares, the Warrants and the Warrant Shares are referred to collectively herein as the “Securities” and, for the avoidance of doubt, include any and all New Notes, Guarantees, New Shares, Conversion Shares, Warrants and Warrant Shares, as applicable, issued or issuable to Other Investors in connection with the Other Agreements.

The Securities are being offered to the Investors and the Other Investors pursuant to this Agreement (as defined below) and the Other Agreements, as applicable, only to institutional “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder (the “Securities Act”), that are also qualified institutional buyers within the meaning of Rule 144A under the Securities Act and “Institutional Accounts” as defined in the Financial Industry Regulatory Authority (“FINRA”) Rule 4512(c), pursuant to exemptions from registration under the Securities Act provided by Section 4(a)(2) thereof and/or Rule 506 of Regulation D thereunder.

Notwithstanding anything herein to the contrary, the parties hereto agree and acknowledge that the Perceptive Facility (as defined below), if not terminated prior to the date hereof, shall be terminated prior to the effectiveness of the New Notes Indenture and the Security Agreement and related security documents.

2. Exchange Transaction and Additional Exchange Transactions. Each Investor agrees, severally and not jointly, for itself and on behalf of any beneficial owners of Old Notes being exchanged for whom such Investor holds contractual and investment authority, upon the terms and subject to the conditions set forth in this Purchase and Exchange Agreement (the “Agreement”), to exchange the aggregate principal amount of Old Notes (such aggregate principal amount of Old Notes, the “Exchanged Old Notes”) held by such Investor and set forth on Exhibit A-1 hereto on the Closing Date, for (a) the aggregate principal amount of Series A New Notes set forth on Exhibit A-1 hereto across from such Investor’s name, such amount being equal to approximately 90% of the aggregate principal amount of such Investor’s Exchanged Old Notes and (b) the number of New Shares set forth on Exhibit A-1 hereto across from such Investor’s name (collectively, the “Exchange Transaction New Securities”), and the Company agrees to deliver the applicable amounts of such Investor’s Exchange Transaction New Securities to such Investor in exchange for such Exchanged Old Notes tendered by such Investor in the Exchange Transaction on the Closing Date.

The Company has separately agreed with each of the Others Investors, upon terms and subject to conditions set forth in the Other Agreements, to exchange the aggregate principal amount of Old Notes (such aggregate principal amount of Old Notes, the “Additionally Exchanged Old Notes”) held by such Other Investors for (a) an aggregate principal amount of Series A New Notes being equal to approximately 90% of the aggregate principal amount of such Other Investors’ Additionally Exchanged Old Notes and (b) the Other New Shares (collectively, the “Additional Exchange Transactions New Securities”), and the Company has agreed to deliver the applicable amounts of such Other Investors’ Additional Exchange Transactions New Securities to the applicable Other Investors in exchange for such Additionally Exchanged Old Notes tendered by such Other Investors in the Additional Exchange Transactions on the Closing Date. The Exchange Transaction New Securities and the Additional Exchange Transactions New Securities are referred to collectively herein as the “Exchange Consideration.”

3. Subscription for New Notes. Each Subscribing Investor agrees, severally and not jointly, upon the terms and subject to the conditions set forth in this Agreement, to purchase from the Company for the applicable cash consideration set forth next to such Subscribing Investor’s name on Exhibit A-2 hereto (the “Cash Consideration”), the applicable aggregate principal amounts of Series B New Notes similarly set forth next to such Subscribing Investor’s name on Exhibit A-2 hereto (the “Subscription Transaction New Notes” and together with the Exchange Transaction New Securities and the Additional Exchange Transactions New Securities, the “New Securities”), which aggregate principal amount of Subscription Transaction New Notes shall equal the Cash Consideration payable by such Subscribing Investor, and the Company agrees to issue and sell to each such Subscribing Investor the applicable amount of Subscription Transaction New Notes purchased by such Subscribing Investor in the Subscription Transaction upon receipt by the Company of the applicable amounts of Cash Consideration on the Closing Date.

4. Settlement of the Exchange Transaction and the Subscription Transaction.

(a) The settlement of the Transactions (the “Settlement”) shall be made remotely via the exchange of documents and signatures at 10:00 A.M., New York City time, on March 7, 2023, or at such other place, time or date as the Investors, on the one hand, and the Company, on the other hand, may agree upon, such time and date of Settlement being herein referred to as the “Closing Date.”

(b) On the Closing Date, subject to satisfaction of the conditions precedent specified in this Agreement, substantially contemporaneously, (i) each Investor shall cause the Exchanged Old Notes held by such Investor to be delivered, by book entry transfer through the facilities of The Depository Trust Company (“DTC”), to the Old Notes Trustee, for the account/benefit of the Company for cancellation (and such cancellation shall promptly be effected), and pursuant to the instructions included in the Exchange Procedures set forth on Exhibit A-3 hereto, and (ii) the Company shall execute, and cause the New Notes Trustee to execute and authenticate and cause to be delivered to, or for the benefit of, each Investor, the applicable amount of Exchange Transaction New Securities due to such Investor upon consummation of the Exchange Transaction as specified herein.

(c) On the Closing Date, subject to the satisfaction of the conditions precedent specified in this Agreement, (i) each of the Subscribing Investors shall cause the applicable amounts of Cash Consideration payable by such Subscribing Investor to be delivered to the Company by wire transfer in immediately available funds to the account specified by the Company on Exhibit A-4 hereto, and, upon receipt of the Cash Consideration, and (ii) the Company shall execute, and cause the New Notes Trustee to execute and authenticate and cause to be delivered to, or for the benefit of each of the Subscribing Investors, the applicable amount of Subscription Transaction New Notes due to such Subscribing Investor upon consummation of the Subscription Transaction as specified herein.

(d) The New Securities to be delivered to, or for the benefit of, each Investor on the Closing Date shall be delivered by causing the New Notes Trustee and the Transfer Agent to electronically transmit the applicable amounts of New Securities due to such Investor by crediting the account of the Investor’s prime broker with DTC through its Deposit/Withdrawal at Custodian system, as specified by such Investor.

(e) [On or prior to the Closing Date, subject to the satisfaction of the conditions precedent specified in this Agreement, (i) each Investor shall execute and deliver each Transaction Document to which it is a party, and (ii) the Company and each Guarantor shall execute and deliver, and cause the Trustee and the Collateral Agent to execute and deliver, each Transaction Document to which the Company, a Guarantor, the Trustee and/or the Collateral Agent is a party.]

5. Definitions. Wherever used in this Agreement or related exhibits, unless the context otherwise requires, the following terms have the meanings assigned to such terms in this Section 5. Capitalized terms used but not defined herein have the meanings assigned to such terms in the New Notes Indenture.

“2022 10-K” means the Company’s annual report on form 10-K for the year ended December 31, 2022, in a form substantially identical to the version provided to the Investors prior to the date of this Agreement.

“Approved Stock Plan” means any stock incentive plan that has been duly adopted by the Board of Directors and approved by the stockholders of the Company, pursuant to which pursuant to which the Company’s securities may be issued solely to employees, officers, directors and consultants for services provided to the Company.

“Board of Directors” means the Company’s board of directors.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any entity succeeding to any of its principal functions.

“Government Program” means Medicare, Medicaid, or any other federal or state health program (as defined in 42 U.S.C. § 1320a-7b(f)) or other similar federal, state or local reimbursement program for which the federal, state or local government pays, in whole or in part, directly or indirectly, for the provision of healthcare services or goods.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Non-SEC Document Qualified Representations” means the representations and warranties made by the Company other than the SEC Document Qualified Representations.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Outside Counsel” means, in respect of any Investor, such Investor’s outside counsel as may be designated from time to time by such Investor for purposes hereof and the other Transaction Documents (including, to the extent applicable, receiving notices and communications hereunder and under the other Transaction Documents).

“SEC Document Qualified Representations” means the representations and warranties made by the Company in Sections 6(f), 6(j), 6(k), 6(l), 6(o), 6(r), 6(u), 6(w) and 6(gg).

“Solvent” means, with respect to any Person, as of any date of determination, that, as of such date, (a) the value of the assets of such Person and its Subsidiaries, taken as a whole (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person and its Subsidiaries, taken as a whole, (b) such Person and its Subsidiaries are able to pay all liabilities of such Person and its Subsidiaries as such liabilities mature and (c) such Person and its Subsidiaries, taken as a whole, do not have unreasonably small capital in relation to such Person’s and its Subsidiaries’ business as contemplated as of such date. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Transaction Documents” means this Agreement, the Other Agreements, the Notes, the New Note Indenture, the Note Guarantees, the Collateral Documents, each Compliance Certificate, the Perfection Certificate, the Solvency Certificate, [the Registration Rights Agreement,] the Intercompany Subordination Agreement and all other documents, agreements and instruments delivered in connection with any of the foregoing or the Transactions, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“United States” and “U.S.” each means the United States of America.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56, as amended from time to time.

6. Representations and Warranties of the Company and the Guarantors. The Company and each of the Guarantors represent and warrant to each Investor that, except, solely for purposes of the SEC Document Qualified Representations, as described in the SEC Documents filed with or furnished to the Commission after December 31, 2021 and at least five (5) Business Days prior to the date hereof or the 2022 10-K (but excluding any cautionary or predictive disclosures that do not expressly relate to specific prior occurrences at the Company or any Guarantor set forth under the headings “Risk Factors” or disclosure of risks set forth in any “forward-looking statements” disclaimer, or disclosures in any other statements that are similarly cautionary or predictive in nature and provided that the Non-SEC Document Qualified Representations shall not be qualified by any disclosures in the SEC Documents and that no disclosure included in the 2022 10-K that was not included in the form thereof provided to the Investors prior to the date of this Agreement shall qualify any of the SEC Document Qualified Representations, as of the date hereof:

(a) No Default. No Default or Event of Default will exist immediately following the Closing Date or will result from the consummation of the Transactions.

(b) Solvency. On the Closing Date (both before and after giving effect to the Transactions), the Company and each of the Guarantors (i) is Solvent and (ii) has not taken action, and no action has been taken by a third party, for the winding up, dissolution or liquidation or similar executory or judicial proceeding in respect of the Company or any of the Guarantors, or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Company or any of the Guarantors or any or all of their assets or revenues.

(c) Enforceability. This Agreement and each Other Agreement constitutes, and each other Transaction Document will constitute, when executed and delivered by the Company, and duly authorized, executed and delivered by the applicable counterparties thereto (and specifically with respect to the New Notes and the Warrants, when issued and delivered in the manner provided for in the New Notes Indenture), a legal, valid and binding obligation of the Company and each of the Guarantors, as applicable, enforceable against the Company and each of the Guarantors in accordance with its terms (and with respect to the New Notes, entitled to the benefits of the New Notes Indenture), except as the enforcement hereof or thereof may be limited by insolvency, bankruptcy, reorganization, moratorium or other similar Applicable Laws affecting creditors rights generally or general principles of equity, [and except with respect to the indemnification provisions of the Registration Rights Agreement, which may be limited by applicable securities laws and public policy thereunder].

(d) Existence, Qualification and Power. The Company and each of the Guarantors is validly existing as a corporation, limited liability company, limited partnership or other form, as applicable, and is in good standing (to the extent such concept is applicable in the relevant jurisdictions) under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. The Company and each Guarantor (a) has full power and authority (and all Authorizations) to (i) own its properties, conduct its business, own its assets and operate its facilities and (ii) to (A) with respect to the Company, issue the New Shares, the New Notes, the Conversion Shares, the Warrants and the Warrant Shares in accordance with the Transaction Documents, (B) enter into, execute, deliver and perform its obligations under, the Transaction Documents, including, with respect to the Company, the issuance of the New Shares, the New Notes and the Warrants and the reservation for issuance of the Conversion Shares and the Warrant Shares, and (C) consummate the Transactions, and (b) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except, in each case of this clause (b), where the failure to be so qualified, licensed or in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(e) Collateral Documents, Financing Statements and Collateral. After giving effect to the repayment and termination of that certain Credit Agreement and Guaranty, dated as of October 2, 2020, by and among the Company, as the borrower, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, and Perceptive Credit Holdings III, LP, as the Administrative Agent (as amended prior to the Closing Date, the “Perceptive Facility”) and the discharge of all associated Obligations under the Perceptive Facility:

(i) Upon execution and delivery, the Security Agreement and each of the Intellectual Property Security Agreements will be effective to grant a legal, valid and enforceable security interest in all of the grantor’s right, title and interest in the Collateral;

(ii) Upon due and timely filing and/or recording of the financing statements and Intellectual Property Security Agreements with respect to the Collateral described in the Security Agreement and the Intellectual Property Security Agreements (the “Personal Property Collateral”), the security interests granted thereby will constitute valid, perfected first-priority liens and security interests in the Personal Property Collateral, to the extent such security interests can be perfected by the filing and/or recording, as applicable, of financing statements and Intellectual Property Security Agreements for the benefit of the Trustee and the Collateral Agent for the benefit of the holders of the Securities, and such security interests will be enforceable in accordance with the terms contained therein against all creditors of any grantor or mortgagor and subject only to Permitted Liens;

(iii) Upon execution and delivery by the parties thereto of the Control Agreements as required by Section 4.12 of the New Notes Indenture, the security interests in deposit accounts granted pursuant to the Security Agreement will constitute valid, perfected first-priority liens and security interests for the benefit of the Trustee and the Collateral for the benefit of the holders of the Securities, enforceable in accordance with the terms contained therein against all creditors of any grantor and subject only to Permitted Liens; and

(iv) The Company and its Subsidiaries collectively own, have rights in or have the power and authority to collaterally assign rights in the Collateral, free and clear of any Liens other than the Permitted Liens.

(f) Litigation. No Proceeding is pending before or, to the knowledge of the Company or the Guarantors, threatened by, any Governmental Authority (a) to which the Company or any Guarantor is a party, (b) that purports to affect or pertain to the Transaction Documents, the Transactions or any other transactions contemplated hereby or thereby or (c) that has as the subject thereof any assets owned by the Company or any of its Subsidiaries, in each case, that would, if adversely determined, reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Transaction Document or directing that the Transactions or any other transactions provided for herein or therein not be consummated as herein or therein provided.

(g) Corporate Authorization; Conflicts. This Agreement and each of the Other Agreements has been, and as of the Closing Date, each of the other Transaction Documents shall be, duly authorized, executed and delivered by the Company and the Guarantors, as applicable. The execution, delivery and performance of the Transaction Documents by the Company and the Guarantors, as applicable, and the consummation of the Transactions, including the issuance of the New Shares, the New Notes and any Warrants and any issuance of Conversion Shares and Warrant Shares, and the granting of any Liens or other security interests to be granted by the Company or the Guarantors pursuant to the New Notes Indenture and the Collateral Documents, as applicable, will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created or imposed pursuant to the Collateral Documents) upon any assets of the Company or the Guarantors pursuant to any agreement, document or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the assets or property of the Company or any Guarantor is subject, except, with respect to this clause (a), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (b) result in any violation, or conflict with any, of the Organizational Documents of the Company or any Guarantor, (c) result in the violation of any Applicable Law (including, without limitation, the rules and regulations of the Principal Market) except, with respect to this clause (c), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (d) result in the violation of any judgment, order, rule, corporate integrity agreement, regulation, determination or decree of any Governmental Authority binding upon the Company or any Guarantor.

(h) Governmental Authorizations. Except in each case, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) the Company and each Guarantor holds, and is operating in compliance with, all franchises, grants, Authorizations, licenses, permits, easements, consents, certificates, enforcement discretion policies and orders of any Governmental Authority (collectively, “Required Authorizations”) required for the conduct of its business, and all Required Authorizations are valid and in full force and effect, and (b) no Authorization of, or registration, notice or filing with, any Governmental Authority is required for (i) the execution, delivery and performance of any of the Transaction Documents, and (ii) the consummation by the Company or any of the Guarantors of the Transactions or any other transactions contemplated by the Transaction Documents, except (A) for such as have already been obtained or made prior to the Closing Date that are in full force and effect, (B) for those required in connection with the perfection of any security interest in or exercise of remedies in respect of the Collateral, (C) pursuant to applicable federal and state securities laws, rules and regulations that are expressly contemplated by Section 13 or 15(d) of the Exchange Act [and by the Registration Rights Agreement], or (D) for filings expressly contemplated or required by the Transaction Documents.

(i) Ownership of Real Estate and Personal Property. As of the Closing Date, the Real Estate constitutes all of the Real Estate owned or leased by the Company and each of its Subsidiaries. The Company and each Subsidiary has good and marketable title to all of their assets and property free and clear of all Liens, except with respect to Permitted Liens. The property, including real property, held under lease by the Company and each of the Guarantors is held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere, individually or in the aggregate, in any material respect with the conduct of the business of the Company and the Guarantors.

(j) Intellectual Property. The Company and each of its Subsidiaries owns, licenses or otherwise has the right to use all Material IP that is necessary for the operation of its businesses as currently conducted (provided that the parties agree that the foregoing should not be interpreted as a non-infringement representation). All of the registered Intellectual Property, or applications for such registration, are maintained in good standing (other than intentional abandonment of trademark and patent applications that are no longer deemed by Company to be material to its business as currently conducted) and, to the Company’s knowledge, are valid and enforceable. As of the Closing Date, (a) the use by the Company and its Subsidiaries of its Intellectual Property does not infringe any Intellectual Property owned by any other Person in a manner that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (b) the Company and each of its Subsidiaries have not transferred ownership of, entered any agreement, or granted any exclusive license (other than the Intellectual Property License Agreement executed in connection with the IDT Purchase Agreement) with respect to, any Material IP, (c) the Company has not entered any agreement or license to Intellectual Property that affects the exclusive right of the Company or any of the Guarantors to develop, license, market or sell their services or products as currently conducted or proposed to be conducted as of the Closing Date (other than (i) the Intellectual Property License Agreement executed in connection with the IDT Purchase Agreement and (ii) any license agreement for Material IP entered into in connection with a court order, settlement, compromise or other resolution of a litigation, arbitration or other dispute) and (d) other than as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no other Person has contested any right, title or interest of the Company or any of its Subsidiaries in, or relating to, any Intellectual Property owned by the Company or any Subsidiary. As of the Closing Date, (x) there are no pending (or, to the knowledge of the Company, threatened in writing) Proceedings affecting the Company or any of its Subsidiaries with respect to its Intellectual Property, (y) there is no judgment or order regarding any such claim described in subsection (x) that has been rendered by any competent Governmental Authority with respect to any of the Company’s or its Subsidiaries’ Intellectual Property, and (z) there is no settlement agreement or similar agreement that has been entered into by the Company or any of its Subsidiaries with respect to any such infringement of any Intellectual Property owned by any other Person or that would limit, cancel or question the validity of the Company’s or any of its Subsidiaries’ rights in any Intellectual Property owned by the Company or a Subsidiary, in each case of (x)-(z) other than as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(k) Taxes. All U.S. federal, state and local income and franchise and other material Tax returns required to be filed by the Company and each Guarantor (taken into account applicable extensions) have been filed with the appropriate Governmental Authorities, and all Taxes reflected therein or otherwise due and payable (taken into account applicable extensions) have been paid prior to the date on which any material Liability may be added thereto for non-payment thereof except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the Company or the Guarantor (as applicable) in accordance with GAAP or to the extent that failure to do so would not result in a Material Adverse Effect.

(l) Compliance with Laws. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each of the Guarantors is in compliance with all Applicable Laws (including applicable Health Care Laws) and Authorizations.

(m) SEC Documents. The Company has filed, through the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”), all of the SEC Documents within the time frames prescribed by the Commission for the filing of such SEC Documents such that each filing was timely filed with the Commission. As of their respective dates, each of the SEC Documents filed on or prior to the date hereof complied, and as of the date of its filing with the Commission, the 2022 10-K will comply, in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents (including the 2022 10-K). Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment or a supplement has not been filed and made publicly available on EDGAR on or prior to the date this representation is made. The Company has not received any written comments from the Commission staff that have not been resolved to the satisfaction of the Commission staff.

(n) Financial Statements; Financial Condition. As of their respective dates, the consolidated financial statements of the Company and its Subsidiaries included in the SEC Documents complied, and as of the date thereof the consolidated financial statements of the Company and its Subsidiaries included in the 2022 10-K will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission (including Regulation S-X) with respect thereto. Such financial statements (including the financial statements to be included in the 2022 10-K) have been prepared in accordance with GAAP (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments and absence of certain footnote disclosures), and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods specified. There are no material off-balance sheet arrangements or any relationships with unconsolidated entities or other Persons that (a) may have a material current or, to the Company’s or any of its Subsidiaries’ knowledge, future effect on the Company’s or any of its Subsidiaries’ financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses or (b) that are required to be disclosed by the Company in the SEC Documents that have not been so disclosed in the SEC Documents (or in the case of the 2022 10-K, that are required to be disclosed by the Company in an annual report on Form 10-K for the year ended December 31, 2022 that are not disclosed in the 2022 10-K). The accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Company’s most recently filed annual report on Form 10-K and in the 2022 10-K, and reviewed the consolidated financial statements included in the Company’s most recently filed quarterly report on Form 10-Q, was independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the Commission and as required by the applicable rules and guidance of the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under Applicable Law and the rules and regulations of the Commission. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and such accounting firm. Neither the Company nor any of its Subsidiaries is required to file or will be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Company’s reports filed with the Commission under the Exchange Act. Set forth on Section 6(n) of the disclosure schedule delivered to the Investors concurrently herewith (the “Disclosure Schedule”) is a list of all of the Company’s outstanding Indebtedness as of the date hereof. Other than (i) the outstanding Indebtedness set forth on Section 6(n) of the Disclosure Schedule, (ii) the liabilities assumed or created pursuant to this Agreement and the other Transaction Documents, (iii) liabilities accrued for in the latest balance sheet included in the Company’s 2022 10-K (the date of such balance sheet, the “Latest Balance Sheet Date”) and (iv) liabilities incurred in the ordinary course of business consistent with past practice since the Latest Balance Sheet Date, the Company and its Subsidiaries do not have any off balance sheet obligations or other contingent obligations. Since the Latest Balance Sheet Date, (i) there has been no Material Adverse Effect or any event or circumstance that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (ii) neither the Company nor any of its Subsidiaries has sold any material assets, or entered into any material transactions, outside of the ordinary course of business, and (iii) the Company has not declared, paid or made any dividends or other distributions to holders of its Stock.

(o) Accounting Controls. The Company and its Subsidiaries maintain a system of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability; (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its Subsidiaries have (i) timely filed and made publicly available on EDGAR all certifications, statements and documents required by (1) Rule 13a-14 or Rule 15d-14 under the Exchange Act. The Company and its Subsidiaries maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Company and its Subsidiaries in the reports that they file with or submit to the Commission (A) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (ii) is accumulated and communicated to the Company’s (and, to the extent applicable, its Subsidiaries’) management, including its or their principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company’s internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such internal control over financial reporting as of December 31, 2022 was effective and did not contain any material weaknesses.

(p) Subsidiaries. (a) Each of the Subsidiaries of the Company and all joint ventures and other partnerships in which the Company or any of its Subsidiaries own Stock are set forth in Section 6(p)(a) of the Disclosure Schedule (with such Section 6(p)(a) of the Disclosure Schedule also identifying each of the Immaterial Subsidiaries and Excluded Subsidiaries as of the Closing Date), (b) the Stock of the Company and each of its Subsidiaries is duly authorized, validly issued, fully paid and non-assessable (to the extent applicable thereto), (c) none of the Stock of the Company or any of its Subsidiaries constitutes Margin Stock, (d) the SEC Documents correctly set forth the ownership interest of each of the Company’s Subsidiaries in each of the Subsidiaries identified therein, (e) each of the Foreign Subsidiaries is an Immaterial Subsidiary and (f) no Subsidiary designated as an Immaterial Subsidiary owns, holds or exclusively licenses any Material IP. All outstanding Stock of each Subsidiary of the Company is owned beneficially and of record by the Company or a Subsidiary of the Company, and after giving effect to the repayment and termination of the Perceptive Facility, free and clear of all Liens other than (i) those held by the Investors and (ii) Permitted Liens. All such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no pre-emptive rights, rights to purchase, options, warrants or other similar rights, or other understandings to which the Company or any of its Subsidiaries is a party with respect to (including any restriction on) the issuance, voting, disposition or pledge of any Stock of any such Person.

(q) Shares of Stock. All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are duly authorized and duly and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state and foreign securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. Upon the issuance in accordance with the terms of the Transaction Documents (including the New Notes and any Warrants), the holders of the New Notes and the Warrants will be entitled to the rights set forth in the New Notes and the Warrants, respectively. The New Shares have been duly authorized and, when issued pursuant to this Agreement, will be duly and validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. The Conversion Shares issuable upon conversion of the New Notes have been duly authorized and, when issued upon any such conversion, will be duly and validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. The Warrant Shares issuable upon exercise of, or otherwise pursuant to, the Warrants have been duly authorized and, when issued upon exercise of, or otherwise pursuant to, the Warrants, will be duly and validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. All of the shares of Stock of the Company that are authorized, issued and outstanding and reserved for issuance are set forth in Section 6(q) of the Disclosure Schedule (provided the outstanding shares of Common Stock are as of February 15, 2023, with any changes thereafter and prior to the date this representation is made relating solely to awards under an Approved Stock Plan). The Company has reserved from its authorized but unissued shares of Common Stock, solely for the purpose of effecting conversions of New Notes in accordance with the New Notes Indenture and exercise of any Warrants, a number of shares of Common Stock that reflects the full amount of Conversion Shares and Warrant Shares issuable upon the conversion of the New Notes or exercise of the Warrants, without regard to the NYSE Share Cap or any other limitation or restriction on the conversion or exercise thereof. Except as disclosed in Section 6(q) and 6(jj) of the Disclosure Schedule, there are no (a) Stock options or other Stock incentive plans, employee Stock purchase plans or other plans, programs or arrangements of the Company or any of its Subsidiaries under which Stock options, Stock or other Stock-based or Stock-linked awards are issued or issuable to officers, directors, employees, consultants or other Persons, (b) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any Stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional Stock of the Company or any of its Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of Stock of the

Company or any of its Subsidiaries, (c) agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their Stock or other securities under the Securities Act (except the Registration Rights Agreement), (d) outstanding Stock or other securities or instruments of the Company or any of its Subsidiaries that contain any redemption (mandatory or otherwise) or similar provisions, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (e) Stock or other securities or instruments containing anti-dilution or similar provisions that may be triggered by the issuance of securities of the Company or any of its Subsidiaries or (f) stock appreciation rights or “phantom stock” plans or agreements or any similar plans or agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is otherwise subject or bound. There are no (i) stockholders’ agreements, voting agreements or similar agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is otherwise subject or bound, (ii) preemptive rights or any other similar rights to which any Stock of the Company or any of its Subsidiaries is subject or (iii) any material restrictions upon the voting or transfer of any Stock of the Company or any of its Subsidiaries (other than restrictions on transfer imposed by U.S. federal and state securities laws). The Company has received all required consents of its equity holders, warrant holders and other security holders to waive any applicable anti-dilution provision or other adjustment of any other class or series of Stock of the Company and of any outstanding warrants or Convertible Securities if any, that would otherwise be triggered by reason of the issuance of the New Shares, the New Notes, the Conversion Shares, the Warrants or the Warrant Shares. The issuance and delivery of the New Shares and the New Notes does not and, assuming full conversion of the New Notes and exercise of any Warrants, neither the conversion of the New Notes nor the exercise of the Warrants will: (A) require approval from any Governmental Authority; (B) obligate the Company to offer to issue, or issue, shares of Common Stock or other securities to any Person (other than the Investors); and (C) result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under, and will not result in any other adjustments (automatic or otherwise) under, any securities of the Company. The Company has filed with the Commission correct and complete copies of the Company’s Organizational Documents and any amendments, restatements, supplements or modifications thereto, and all other documents, agreements and instruments containing the terms of all Stock and other securities of the Company, including Stock convertible into, or exercisable or exchangeable for, Common Stock or other Stock of the Company or any of its Subsidiaries, and the material rights of the holders thereof in respect thereto.

(r) Health Care Matters.

(i) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of any applicable Health Care Laws.

(ii) Neither the Company nor any of its Subsidiaries, nor to Company’s knowledge, any manager, director, officer, owner, member, employee or independent contractor thereof in their capacity as such or otherwise relating to the Company or any of its Subsidiaries: (i) is a party to a corporate integrity agreement, deferred prosecution agreement or other compliance agreement with the Office of Inspector General or other Governmental Authority; (ii) is excluded, debarred, terminated or suspended from participation in any Government Program; (iii) is or has been convicted of any criminal offenses relating to the delivery of an item or service under any Government Program or other payor, fraud, theft, embezzlement, breach of fiduciary responsibility or other financial misconduct in connection with the delivery of a healthcare item or service; and no such agreement or action is pending or threatened; or (iv) is a defendant in any unsealed qui tam, False Claims Act or similar action.

(iii) The Company and each of its Subsidiaries has the requisite provider number to bill Medicare (to the extent such Person participates in Medicare), the respective Medicaid program in the state or states in which such Person operates (to the extent such Person participates in the Medicaid program in such state or states), and all other Government Programs that the Company or any Subsidiary currently bills. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (1) to the Company’s knowledge, neither the Company nor any of its Subsidiaries is currently subject to any audit, claim, dispute or action by or against any payor, or received any written notice that it is the subject of any inspection, investigation or audit by any Governmental Authority or payor with respect to participation in any Government Program or other payor program, and (2) there is no investigation, audit, claim review, or other action pending with respect to any the Company or any of its Subsidiaries or, to the knowledge of the Company or any of its Subsidiaries, threatened in writing, which would reasonably be expected to result in a revocation, suspension, termination, probation, restriction, limitation or non-renewal of any provider number issued to the Company or any of its Subsidiaries or result in the exclusion of the Company or any of its Subsidiaries from Medicare or Medicaid. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, to the Company’s knowledge, there is not any action pending, or threatened in writing, pursuant to which any Governmental Authority seeks to impose material sanctions with respect to the Company’s business or any of the Company’s Subsidiaries’ businesses.

(s) Material Agreements. The SEC Documents include true, correct and complete detail of all contracts, agreements, leases instruments and commitments to which the Company and each of its Subsidiaries are a party or by which they are bound, that involve any of the following (collectively, the “Material Agreements”): (a) the termination or breach of which would reasonably be expected to have a Material Adverse Effect; (b) the transfer or license of any Material IP to or from the Company or any of its Subsidiaries (other than normal non-exclusive and use customer licenses entered into with customers of the Company or any of its Subsidiaries in the ordinary course and licenses to the Company or any of its Subsidiaries for off-the-shelf software that is available on standard terms through commercial distributors); or (c) the material restriction of or otherwise materially and adversely affecting the Company’s or any of its Subsidiaries’ exclusive right to develop, manufacture, assemble, distribute, market, sell or otherwise exploit its products or services (whether by territorial restriction or otherwise) or that prohibit the Company or any of its Subsidiaries from freely engaging in any business or competing anywhere in the world in any material respect. Neither the Company nor any of its Subsidiaries is in breach or default under any Material Agreement, and, to the knowledge of the Company, no other party to a Material Agreement is in default or breach thereunder.

(t) Use of Proceeds; Margin Stock. The proceeds received from the sale of the Subscription Transaction New Notes to the Subscribing Investors are intended to be and shall be used for the purposes set forth in the section entitled “Use of Proceeds” in the New Notes Indenture. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. As of the Closing Date, neither the Company nor any Subsidiary of the Company owns any Margin Stock. None of the issuance, sale or delivery of the Securities contemplated by the Transaction Documents, nor the acceptance of any consideration in respect thereof, including for the avoidance of doubt, the Exchange Consideration, nor the application of any of the proceeds of the Transactions as described in the section entitled “Use of Proceeds” of the New Notes Indenture, will violate Regulation T, U, or X of the Federal Reserve Board or any other regulation of the Federal Reserve Board.

(u) Environmental Matters. Except where any failures to comply would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each of the Company and its Subsidiaries (a) is and for the past three (3) years have been in compliance with all applicable Environmental Laws, including obtaining and maintaining all Authorizations and permits required by any applicable Environmental Law, (b) is not party to, and no Real Estate currently (or to the knowledge of the Company, previously) owned, leased, subleased, operated or otherwise occupied by or for any such Person is subject to or the subject of, any contractual obligation or any pending or, to the knowledge of the Company, threatened, Proceeding, audit, Lien, demand, dispute or notice of violation or of potential liability or similar notice relating in any manner to any Environmental Law, (c) has not caused or suffered to occur a release of hazardous materials at, to or from any Real Estate, (d) does not currently (and, to the knowledge of the Company, did not at any time previously) own, lease, sublease, operate or otherwise occupy no Real Estate that is contaminated by any Hazardous Materials and (e) is not, and has not been, engaged in, and has not permitted any current or former tenant to engage in, operations in violation of any Environmental Law and knows of no facts, circumstances or conditions reasonably constituting notice of a violation of any Environmental Law, including receipt of any information request or notice of potential responsibility under the Comprehensive Environmental Response, Compensation and Liability Act or other Environmental Laws.

(v) Investment Company Act. None of the Company, any Person controlling the Company or any Subsidiary of the Company is an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act, or otherwise registered or required to be registered under, or subject to restrictions imposed, by the Investment Company Act.

(w) Labor Relations. There is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of the Company or any Subsidiary of the Company, (b) no petition for certification or election of any such representative is existing or pending with respect to any employee of the Company or any Subsidiary of the Company and (c) to the knowledge of the Company, no such representative has sought certification or recognition with respect to any employee of the Company or any Subsidiary of the Company. There are no strikes, picketing, work stoppages, slowdowns or lockouts existing, pending (or, to the knowledge of the Company, threatened) against or involving the Company or any Subsidiary of the Company, in each case, that would reasonably be expected to have a Material Adverse Effect.

(x) [Reserved].

(y) [Reserved].

(z) Disclosure. None of the Company’s filings with the Commission nor the 2022 10-K contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. None of the representations or warranties contained in any Transaction Document or any other document or information furnished by or on behalf of the Company or any of its Subsidiaries in connection with any Transaction Document and the Transactions, when taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading as of the time when made or delivered; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projected financial information is not to be viewed as facts, and that no assurances can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material).

(aa) Certain Federal Regulations. The Company and each Subsidiary of the Company is in compliance in all material respects with all U.S. economic sanctions laws, executive orders and implementing regulations (“Sanctions”) as administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and the U.S. State Department. Neither the Company nor any Subsidiary of the Company (a) is a Person on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”), (b) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person, (c) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, each a “Sanctioned Country”), or (d) is 50% or more owned by, or acts for or on behalf of, any Person on the SDN List or a government of a Sanctioned Country such that, in the case of each of the foregoing clauses (a) through (d), the entry into, or performance under, this Agreement or any other Transaction Document would be prohibited by U.S. law. The Company and each Subsidiary of the Company is in compliance with all laws related to terrorism or money laundering (“Anti-Money Laundering Laws”) including: (i) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq., (the Bank Secrecy Act)), as amended by Title III of the USA Patriot Act, and (ii) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations. No Proceeding by or before any court or Governmental Authority with respect to compliance by the Company or any Subsidiary of the Company with any such Anti-Money Laundering Laws is pending or, to the knowledge of the Company and each Subsidiary of the Company, threatened. The Company and each Subsidiary of the Company is in compliance in all material respects with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”) and the U.K. Bribery Act 2010 (“Anti-Corruption Laws”). Neither the Company or any Subsidiary of the Company, nor to the knowledge of the Company or any Subsidiary thereof, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary of the Company, has taken any action, directly or indirectly, that would result in a violation of applicable Anti-Corruption Laws. The Company maintains and implements policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws.

(bb) Securities Law and Principal Market Matters.

(i) The Company and its Subsidiaries are in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.

(ii) Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer or employee, of the Company or any of its Subsidiaries, has received or otherwise obtained any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Company’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof or to any director (or equivalent person) or officer of the Company or any of its Subsidiaries. There have been no internal or Commission investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, the principal financial officer or the principal accounting officer (in each case, or officer holding such equivalent position) of the Company or any of its Subsidiaries, the Company’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof.

(iii) The Company is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act) and is not an issuer of a type identified in, or subject to, Rule 144(i)(1) under the Securities Act. The Company is eligible to register the New Shares, the Conversion Shares and the Warrant Shares for resale by the holders thereof on a registration statement on Form S-3 under the Securities Act. The Commission has never issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(iv) Assuming the accuracy of the representations and warranties of each of the Investors in this Agreement and each of the Other Investors in the Other Agreements, the offer, sale or exchange, as applicable, and issuance by the Company of the Securities is exempt from registration under the Securities Act (pursuant to Section 4(a)(2) thereof and/or Rule 506 of Regulation D thereunder), any prospectus delivery requirements under the Securities Act and applicable state securities laws.

(v) The Company acknowledges and agrees that (A) for purposes of Rule 144 under the Securities Act, each Investor’s holding period for its Exchange Transaction New Securities, and any Conversion Shares issuable upon conversion thereof, shall be deemed to have commenced on the date such Investor acquired its Exchanged Old Notes, and (B) no Exchange Transaction New Securities, nor any Conversion Shares issuable upon conversion thereof, shall bear any legend, or be subject to any stop transfer or similar instructions, restricting the sale or transferability thereof or be represented by certificates assigned a restricted CUSIP number.

(vi) [Reserved.]

(vii) Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer, sale or exchange, or issuance of the Securities.

(viii) Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any Stock or other securities, or solicited or will solicit any offers to buy any Stock or other securities, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with any other offerings by the Company for purposes of any applicable stockholder approval provisions of the Principal Market or any other authority.

(ix) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither the Company nor any of its Subsidiaries has taken, or will take, any action designed to terminate, or that is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act; nor has the Company or any of its Subsidiaries received any notification that the Commission is contemplating terminating such registration.

(x) The Company has not, or, to the knowledge of the Company, any of its respective officers, directors or Affiliates and anyone acting on any such Person’s behalf has not, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock of any other security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(xi) Neither the Company nor any of its Subsidiaries is in violation of any of the rules, regulations or requirements of the Principal Market, and, to the knowledge of the Company and its Subsidiaries, there are no facts or circumstances that would reasonably lead to delisting or suspension or termination of trading of the Common Stock on the Principal Market. Since February 11, 2015, (i) the Common Stock has been listed or designated for quotation, as applicable, on the Principal Market, (ii) trading in the Common Stock has not been suspended by the Commission or the Principal Market, and (iii) neither the Company nor any of its Subsidiaries has received any communication, written or oral, from the Commission or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market. The Transactions, and any other transactions contemplated by this Agreement and the other Transaction Documents, including the issuance of the New Shares, the Conversion Shares and the Warrant Shares hereunder and thereunder, do not contravene, or (except as expressly provided in Section 6(hh)(ii)) require stockholder approval pursuant to, the rules and regulations of the Principal Market. The New Shares, the Conversion Shares and the Warrant Shares have been approved for listing on the Principal Market, subject to official notice of issuance.

(xii) The Common Stock is, and the New Notes will be, prior to the Closing Date, eligible for clearing through the DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Securities. The New Notes Trustee and the transfer agent for the Common Stock are participants in, and the Securities are eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Securities are not, and have not at any time been, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC.

(xiii) Following the filing of the 2022 10-K and the Announcing Form 8-K, other than the Transactions, no event, liability, development or circumstance shall then have occurred or existed, or shall then be contemplated to occur, with respect to the Company or any of its Subsidiaries, or any of its or their business, properties, prospects, operations or financial condition, (i) that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the Commission relating to an issuance and sale by the Company of Common Stock or other securities or (ii) that, under applicable securities laws, is required to have been, or be, publicly disclosed by the Company (on Commission Form 8-K otherwise) prior to, on or within four (4) Business Days after the date this representation is made, and, in either case, that shall not have been publicly disclosed by the Company at least one (1) Business Day prior to the date this representation is made. Other than information with respect to the Transactions publicly disclosed by the Company in the Announcing Form 8-K and any information included in the 2022 10-K or earnings release for the year ended December 31, 2022 (provided that such earnings release shall be filed or furnished as an exhibit to a Form 8-K filed with the Commission at or prior to 8:30 a.m. (New York City time) on the first Business Day following the date of this Agreement), none of the Company nor any of its officers, directors (or equivalent persons), Affiliates, attorneys, agents or representatives or other Persons acting on their behalf has provided or made available to any Investor or its Affiliates, attorneys, agents or representatives with any information that constitutes or would be deemed to constitute MNPI (as defined below).

(cc) Trust Indenture Act. Assuming the accuracy of the representations and warranties of each of the Investors contained herein and of the Other Investors contained in the Other Agreements, it is not necessary to qualify the New Notes Indenture under the Trust Indenture Act of 1939, as amended, in connection with the Transactions.

(dd) Application of Takeover Provisions; Rights Agreement. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Company’s Organizational Documents or the laws of the State of Delaware that is or will become applicable to any of the Deerfield Holders as a result of the transactions contemplated by the Transaction Documents and the Company’s fulfilling its obligations with respect thereto, including the Company’s issuance of the Securities and the Deerfield Holders’ ownership of the Securities. The Company has not adopted a stockholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of the Company’s common stock or a change in control of the Company.

(ee) Brokers Fees. Other than any fees to be paid to Goldman Sachs & Co. LLC, Perella Weinberg Partners and J. Wood Capital Advisors LLC as financial advisors to the Company (the “Financial Advisors”), there are no fees, costs, expenses and commissions of any placement agent, broker or financial adviser relating to or arising out of the transactions contemplated by the Transaction Documents will be payable by the Company or any of its Affiliates with respect to the Transactions. The Company and the Guarantors will pay, and hold each of the Investors harmless against, any liability, loss or expense (including attorneys’ fees, costs and expenses) arising in connection with any claim for any such payment contemplated herein that may be due in connection with the Transactions.

(ff) Status as Senior Indebtedness. The New Notes and Guarantees constitute senior secured first-priority Indebtedness of the Company and the Guarantors and are senior in right and priority of payment to all other Indebtedness (actual or contingent) of the Company and each Guarantor (except as otherwise required by Applicable Law, and except as otherwise permitted under the New Notes Indenture) no Obligations arising hereunder or under any Transaction Documents are expressly subordinated to any other Indebtedness.

(gg) Cybersecurity; Data Protection. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all applicable data protection laws or statutes, including the European Union General Data Protection Regulation, the California Consumer Privacy Act and any other U.S. state and federal or international laws and regulations regulating Personal Data, and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except where such failure would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(hh) Approvals; Voting Requirements; DGCL 203.

(i) The Board of Directors has, through a unanimous written consent, (A) declared that the Transactions are advisable and in the best interests of the Company, (B) approved resolutions authorizing the entry into, and performance under, the Transaction Documents and the consummation of the Transactions and the other transactions contemplated thereby, and (C) approved and resolved to recommend that the Company’s stockholders vote in favor of the Proposal (as defined below).

(ii) The only vote of the Company’s stockholders required in connection with the Transaction Documents and the Transactions, including, as applicable and for the avoidance of doubt, the issuance of the New Shares, the Conversion Shares and the Warrant Shares, under the Organizational Documents of the Company, the Delaware General Corporation Law, as amended (“DGCL”), and the rules and regulations of the Principal Market or otherwise, is the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at a duly called meeting of the Company’s stockholders at which the requisite quorum is present of a proposal to approve the issuance of any Conversion Shares issuable upon conversion of the Series A New Notes and any Warrant Shares issuable upon exercise of, or otherwise pursuant to, any Warrants that may be issued in respect of the Series A New Notes (“Series A Warrants”), in each case, in excess of the limitations imposed by NYSE Listing Standards Rule 312.03, solely for purposes of satisfying the listing standards of the Principal Market (the “Proposal,” and the receipt of sufficient votes required to approve the Proposal is being referred to herein as the “Stockholder Approval”). No approval of the stockholders of the Company is required for (i) the issuance of the New Shares, (ii) the issuance of any Conversion Shares issuable upon conversion of the Series A New Notes not in excess of the NYSE Share Cap, (iii) the issuance of any Conversion Shares issuable upon conversion of the Series B New Notes, (iv) the issuance of any Warrant Shares issuable upon exercise of, or otherwise pursuant to, any Series A Warrants not in excess of the NYSE Share Cap, (v) the issuance of any Warrant Shares issuable upon exercise of any Warrants that may be issued in respect of the Series B New Notes or (vi) the payment of any Cash Settlement Amounts in respect of any Excess Conversion Shares.

(iii) The action taken by the Board constitutes approval of the Transactions under the provisions of Section 203 of the DGCL, such that Section 203 of the DGCL does not apply to the Transaction Documents or the Transactions, and such approval has not been amended, rescinded or modified. No other state takeover, anti-takeover, moratorium, fair price, interested stockholder, business combination or similar statute or rule is applicable to the Transactions.

(ii) Major Transactions. No Major Transaction, Organic Change or Stock Event has occurred, and the Company and the Guarantors have not taken, or otherwise agreed to take, any actions that would reasonably be executed to result in a Major Transaction, Organic Change or Stock Event.

(jj) [Other Agreements. Each of the Other Agreements is listed on Disclosure Schedule 6(jj) attached hereto, and is substantially similar to this Agreement, including, but not limited to, with respect to the provisions of representations and warranties by each of the Other Investors and the undertaking of obligations by such Other Investors, except that such Other Agreements do not include certain provisions regarding MNPI (as defined below) or expenses similar to those contained herein and do not include certain other provisions contained herein. Other than the Other Agreements, the Company has not entered into any side letters or agreements with respect to any Other Investor (or affiliate thereof) with respect to their direct or indirect investment in the Company. The Other Agreements reflect the same economic and other material terms as this Agreement except as provided above and such Other Agreements are not more advantageous in any manner with respect to any Other Investor when compared to the terms of this Agreement and the terms agreed to and received by each of the Investors hereunder.]

7. Representations and Warranties of the Investors. Each of the Investors, separately and not jointly, hereby represents and warrants:

(a) Organization and Authority. Such Investor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite corporate (or other applicable entity) power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms hereof.

(b) Ownership of Exchanged Old Notes. Such Investor is the beneficial owner of (or otherwise has sole discretionary management authority with respect to) its Exchanged Old Notes. Upon delivery to the Company by such Investor of its Exchanged Old Notes, and upon such Investor’s receipt of its Exchange Transaction New Securities, as consideration in respect thereof as set forth herein, pursuant to this Agreement, good and valid title to the Exchanged Old Notes delivered by such Investor will pass to the Company, free and clear of any Liens imposed upon such Investor or its assets or as a result of any action taken thereby.

(c) Non-Contravention. The execution and delivery of this Agreement by such Investor and the performance by such Investor of its obligations hereunder will not violate (1) any law, rule or regulation to which such Investor is subject or (2) the charter or bylaws (or equivalent organizational documents) of such Investor, except, in the case of clause (1), violations as would not reasonably be expected to materially and adversely affect such Investor’s ability to perform its obligations under the Transaction Documents or consummate the Transactions on a timely basis.

(d) Acquisition for Own Account. Such Investor is acquiring the Securities for its own account, as principal, and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act.

(e) Investor Status. Such Investor is (i) an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (ii) a “qualified institutional buyer” (as that term is defined in Rule 144A of the Securities Act) and (iii) an “Institutional Account” as defined in FINRA Rule 4512(c), and has such knowledge and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment in the Securities. Such Investor understands and accepts that acquiring the New Notes in the Transactions involves risks, including those described in the SEC Documents. Such Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Notes, is experienced in investing in capital markets and is able to bear the economic risk associated with an investment in the Securities. [Each Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Transactions.]

(f) Exemptions. Such Investor understands that the Securities are being offered and sold, or delivered in exchange for Old Notes, as applicable, to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions.

(g) Diligence. Such Investor and its advisors, if any, have been furnished with [and carefully reviewed] all materials relating to the business, finances and operations of the Company and its Subsidiaries and materials relating to the offer and sale of the Securities that have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of an investment in the Securities. [No statement or printed material which is contrary to the disclosure documents has been made or given to such Investor by or on behalf of the Company.] None of any such inquiries, any other due diligence investigations conducted by any such Investor or its advisors or its representatives, if any, and the making by such Investor or representations and warranties pursuant to this Section 7 shall modify, amend or otherwise affect such Investor’s right to rely on the representations, warranties, covenants and agreements of the Company and its Subsidiaries contained in Section 6 and elsewhere in this Agreement and the other Transaction Documents.

(h) No Recommendation or Endorsement. Such Investor understands that no United States federal or state agency or any other government or Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i) Accounts. If such Investor is exchanging any Old Notes or acquiring any of the New Notes or New Shares as a fiduciary or agent for one or more accounts, it represents that it has (A) the requisite investment discretion with respect to each such account necessary to effect the Transactions, (B) full power to make the foregoing representations, warranties and covenants on behalf of such account; and (C) contractual authority with respect to each such account.

(j) Jurisdiction. Such Investor is a resident of the state set forth on Exhibit A-5 hereto.

(k) Without limiting the right of such Investor to rely on or enforce the representations, warranties, covenants and agreements of the Company and/or each Guarantor in any Transaction Document, such Investor confirms that it is not relying on any communication (i) (written or oral) of the Company, the Financial Advisors or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the Transactions and receive the New Securities pursuant to the terms hereof. It is understood that none of the Company, the Financial Advisors or any of their respective agents or affiliates is acting or has acted as an advisor to such Investor in deciding whether to participate in the Transactions.

(l) Without limiting the right of such Investor to rely on or enforce the representations, warranties, covenants and agreements of the Company and/or each Guarantor in any Transaction Document, such Investor confirms that none of the Financial Advisors has given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of the Transactions. Without limiting the right of such Investor to rely on or enforce the representations, warranties, covenants and agreements of the Company and/or each Guarantor in any Transaction Document, in deciding to participate in the Transactions, such Investor has made its own independent decision that participation in the Transactions (as applicable) is suitable and appropriate for such Investor.

(m) Such Investor is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.

(n) Such Investor hereby confirms that its Exchanged Old Notes were either (i) acquired more than one year prior to the Closing Date or (ii) acquired from a noteholder who such Investor reasonably believed was not at the time of such sale or the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.

(o) Such Investor hereby acknowledges that the Financial Advisors do not take any responsibility for, [and] can provide no assurance as to the reliability of, the information set forth in the Transaction Documents [and such Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by the Financial Advisors, any of their affiliates or any of their control persons, officers, directors or employees, in making its investment or decision to invest in the Company. Such Investor agrees that the none of the Financial Advisors or any of their respective agents, affiliates, control persons, officers, directors or employees shall be liable to any Investor in connection with its purchase of the Securities].

(p) Such Investor acknowledges that the terms of the Transactions have been mutually negotiated between such Investor and the Company. Such Investor was given a meaningful opportunity to negotiate the terms of the Transactions.

(q) Such Investor acknowledges the Company intends to pay an advisory fee to the Financial Advisors in respect of the Transactions. Such Investor further acknowledges that it has been advised that J. Wood Capital Advisors LLC intends to participate in the Additional Subscription Transaction and purchase $                 aggregate principal amount of Series B New Notes.

(r) Such Investor will, upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Company, the Old Notes Trustee, the New Notes Trustee or the Transfer Agent to complete the Transactions.

(s) Such Investor’s participation in the Transactions was not conditioned by the Company on such Investors’ exchange of a minimum principal amount of Old Notes.

(t) Such Investor acknowledges that it had a sufficient amount of time to consider whether to participate in the Transactions and that neither the Company nor the Financial Advisors has placed any pressure on such Investor to respond to the opportunity to participate in the Transactions. Such Investor acknowledges that it did not become aware of any aspect of the Transactions through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

(u) Such Investor understands that the Financial Advisors will rely upon the truth and accuracy of the foregoing representations and warranties and agrees that if any of the representations and warranties deemed to have been made by it are no longer accurate, such Investor shall promptly notify the Financial Advisors prior to the Closing Date.

8. Agreements of the Company. The Company agrees with the Investors that:

(a) Reservation of Shares. From and after the date hereof, the Company shall at all times reserve and keep available (free of preemptive or similar rights) from its authorized but unissued shares of Common Stock, solely for the purpose of effecting conversions of the New Notes in accordance with the New Notes Indenture and exercise of any Warrants, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the entire amount of the New Notes convertible under the New Notes Indenture, together with accrued and unpaid interest thereon, and the exercise in full of any Warrants issued or issuable pursuant to the New Notes Indenture (without giving effect to the Beneficial Ownership Cap, the NYSE Share Cap, the Beneficial Ownership Limitation (as defined in the Warrants), the Remaining NYSE Share Cap Amount, or any other restriction or limitation on conversion or exercise contained in the New Notes Indenture or the Warrants); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire amount of the New Notes convertible under the New Notes Indenture or the exercise in full of any Warrants issued or issuable pursuant to the New Notes Indenture (without giving effect to the Beneficial Ownership Cap, the NYSE Share Cap, the Beneficial Ownership Limitation, the Remaining NYSE Share Cap Amount, or any other restriction or limitation on conversion or exercise contained in the New Notes Indenture or the Warrants), the Company will use reasonable best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to at least such number of shares as shall be sufficient for such purpose.

(b) Certain Stockholders’ Rights Plans. At any time that any Securities remain outstanding, the Company shall not adopt any stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan that is applicable to Securities held by any of the Investors unless the Company has excluded such Investors from the definition of “acquiring person” (or such similar term) as such term is defined in such anti-takeover agreement to the extent of such Investor’s beneficial ownership of the Securities owned as of the date any such agreement or plan is adopted by the Company.

(c) Securities Law Filings. If the Company concludes it is required, the Company, with the prior written consent of the Financial Advisors, shall timely file a Form D with respect to the offering of the Securities as required by Rule 503 under the Securities Act. The Company shall make all filings, if any, under applicable securities or “Blue Sky” laws of the states of the United States as the Company concludes are necessary in connection with the issuance of the Securities.

(d) Listing. The Company will have submitted on prior to the Closing Date a supplemental listing application to the NYSE for the listing of the New Shares, Conversion Shares and Warrant Shares on the Principal Market and will use commercially reasonable best efforts to maintain the listing of, the New Shares, the Conversion Shares and the Warrant Shares on the Principal Market.

(e) Disclosure; No MNPI.

(i) At or prior to 8:30 a.m. (New York City time) on the first Business Day following the date of this Agreement, the Company shall file with the Commission a Form 8-K describing the material terms of the Transaction Documents and the Transactions and including as exhibits to such Form 8-K this Agreement, the New Notes Indenture, the form of Warrant [and the Registration Rights Agreement] (such Form 8-K, the “Announcing Form 8-K”), and the 2022 10-K. Notwithstanding the foregoing, the Company shall not (and the Company shall not permit any of its Affiliates to) issue any press releases or any other public statements with respect to the transactions contemplated by any Transaction Document disclosing the name of any Investor or any of its Affiliates without such Investors’ prior consent; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith (which, for the avoidance of doubt, shall include filing signature pages and any other portions of the Transaction Documents filed as exhibits to the Announcing Form 8-K) and (ii) as is required by Applicable Law and regulations (provided that each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

(ii) [No later than 8:30 a.m. on the (i) the first Business Day following the Closing Date and (ii) the date of any termination of this Agreement pursuant to Section 14, the Company shall file with the Commission a Form 8-K disclosing the occurrence of the Closing Date and the consummation of the Transactions or, if applicable, disclosing such termination of this Agreement.

(iii) Upon the filing of the Announcing Form 8-K and the 2022 10-K, the Company and its Subsidiaries shall have disclosed all material, non-public information (if any) regarding the Company and its Subsidiaries, their securities, any of their Affiliates or any other Person (“MNPI”) provided or made available to any Investor or any of their Affiliates, attorneys, agents or representatives by the Company or any of its Subsidiaries or any of its employees, officers, directors (or equivalent persons), attorneys, agents or representatives on or prior to the Closing Date. The Company and its Subsidiaries shall not, and shall cause each of their employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives to not, provide any Investor or any of its Affiliates, attorneys, agents or representatives with any MNPI from and after the filing of the Announcing Form 8-K with the Commission without the express prior written consent of such Investor.

(iv) Notwithstanding anything to the contrary herein, in the event that the Company believes that a notice or communication to any Investor or any of their Affiliates, attorneys, agents or representatives contains MNPI, the Company shall, prior to the delivery of such notice or communication, (i) so indicate to such Investor, and such indication shall provide such Investor the means to refuse to receive such notice or communication, and in the absence of any such indication, such Investors, any other holders of the Securities and their respective Affiliates, agents and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute MNPI, and (ii) provide such notice or communication to such Investor’s Outside Counsel. Upon receipt or delivery by the Company or any Guarantor of any notice in accordance with the terms of the Transaction Documents, unless the Company or such Guarantor has in good faith determined that the matters relating to such notice do not constitute MNPI, the Company or such Guarantor shall contemporaneously (or, in the case of the Company or Guarantor’s receipt of such a notice, within one Business Day after such receipt) publicly disclose such MNPI. In the event of a breach of any of the foregoing covenants by the Company or any Guarantor or any of its Subsidiaries, any of their Affiliates, or any of their respective officers, directors (or equivalent persons), employees, attorneys, agents or representatives, in addition to any other remedies provided in the Transaction Documents or otherwise available at law or in equity, each Investor shall have the right to make a public disclosure in the form of a press release or otherwise, of the applicable MNPI without the prior approval by the Company, any Guarantor, or any of their Subsidiaries, or any of their Affiliates, officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives, and no Investor (nor any of their Affiliates, agents or representatives) shall have any liability to the Company, any Guarantor, or any of their Subsidiaries, any of their Affiliates or any of their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives for any such disclosure.

(v) Notwithstanding the foregoing, to the extent the Company reasonably and in good faith determines that it is necessary to disclose material non-public information to an Investor for purposes relating to any of the Transaction Documents (a “Necessary Disclosure”), the Company shall inform such Investor’s Outside Counsel of such determination without disclosing the applicable material non-public information, and the Company and such Outside Counsel on behalf of the applicable Investor shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Investor or its representatives that is mutually acceptable to such Investor and the Company (an “Agreed Disclosure Process”). Thereafter, the Company shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process.

(vi) The Company hereby acknowledges and agrees that no Investor (nor any of such Investor’s Affiliates, attorneys, agents or representatives) shall have any duty of trust or confidence (including any obligation under any confidentiality or non-disclosure agreement entered into by such Investor) with respect to, or any obligation not to trade in any securities while aware of, any MNPI (X) provided by, or on behalf of, the Company or any of its Subsidiaries, any of their Affiliates or any of their officers, directors (or equivalent persons), employees, attorneys, agents, advisors or representatives in violation of any of the representations, warranties, covenants, provisions or agreements set forth in this Section 8(e) or in Section 6(bb)(xiii) hereof or (Y) otherwise possessed (or continued to be possessed) by any Investor (or any Affiliate, agent or representative thereof) as a result of any breach or violation by the Company or any of its Subsidiaries, any of their Affiliates or any of their officers, directors (or equivalent persons), employees, attorneys, agents or representatives of any representation, warranty, covenant, provision or agreement set forth in this Section 8(e) or in Section 6(bb)(xiii) hereof. The Company understands and acknowledges that the Investors, their Affiliates and Persons acting on their behalf will rely on such representations, warranties, covenants, provisions and agreements in effecting transactions in the Securities and other securities of the Company and of other Persons.

(vii) Notwithstanding anything to the contrary contained herein or in any Transaction Document, with respect to each Investor, the provisions of this Section 8(e) shall survive the settlement and consummation of the Transactions, the repayment or other satisfaction of the Obligations, including as a result of a conversion of any New Notes, the termination of the Indenture and thereafter for so long as such Investor holds any Securities.]

(f) Issuances of Securities. From the Closing Date until [the latest of (i)] the consummation of the Stockholder Approval, [(ii) the effective date of the first Registration Statement filed pursuant to the Registration Rights Agreement and (iii) March 7, 2025,] except as otherwise provided in the Transaction Documents, the Company shall not (a) in any manner issue or sell any Options or Convertible Securities that are convertible into or exchangeable or exercisable for shares of Common Stock at a price that varies or may vary with the market price of the Common Stock, including by way of one or more resets to a fixed price or increases in the number of shares of Common Stock issued or issuable, or at a price that upon the passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then current market price of the Common Stock (other than proportional adjustments as a result of subdivisions or combinations of the Common Stock in the form of stock splits, stock dividends, reverse stock splits, combinations or recapitalizations) or (b) enter into any agreement (including any equity line of credit) whereby the Company may sell securities at a future determined price (other than pursuant to an at-the-market offering program registered under the Securities Act) [(any issuance, entry into an agreement or transaction referred to in clause (a) or (b), a “Variable Price Transaction”); provided, however, that, without limiting the rights of the Investors under Section 14.02(n) of the Indenture and Section 4(g) of any Warrants, following the later of the consummation of the Stockholder Approval and the effective date of the first Registration Statement filed pursuant to the Registration Rights Agreement, the foregoing shall not prevent (x) the Company from effecting any Variable Price Transaction so long as no Options or Convertible Securities directly or indirectly issued or issuable thereunder have a conversion, exchange or exercise price per share of Common Stock that could at any time be less than the Conversion Price or (y) the Company from including any customary full ratchet or weighted average anti-dilution provisions based upon the issuance or deemed issuance price of other securities of the Company.]

(g) Disclosure. The Company shall, and shall cause each of its Subsidiaries to, ensure that all written information, exhibits and reports furnished to any Investor, when taken as a whole in conjunction with the SEC Documents, do not and will not (or does not, as applicable) contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which made, and will promptly disclose to the Trustee, with a copy to each of the Investors, and correct any defect or error that may be discovered therein or in any Transaction Document or in the execution, acknowledgement or recordation thereof.

(h) Stockholders Meeting.

(i) The Company shall take all action necessary to duly call, give notice of, convene and hold a meeting of stockholders (such meeting, the “Stockholders Meeting”) for the purpose of, among other matters, obtaining the Stockholder Approval (the date such approval is obtained, the “Stockholder Approval Date”) as promptly as reasonably practicable after the Commission confirms that it has no further comments on the Proxy Statement (as defined below) or the Company otherwise determines in good faith that such Proxy Statement will not be reviewed by the Commission (subject to compliance with the 10-day waiting period set forth in Rule 14a-6 under the Exchange Act). In the event that the Company does not obtain the Stockholder Approval at the Stockholders Meeting, the Company agrees that it will seek to obtain the Stockholder Approval at any subsequent meeting of stockholders of the Company until the Stockholder Approval is obtained. Without limiting the generality of the foregoing, the Company will comply with the terms of Section 8(i) hereof with respect to each such meeting of stockholders as if it were the Stockholders Meeting.

(ii) Promptly after the Stockholder Approval is obtained, and in any event within one (1) Business Day thereafter, the Company shall promptly deliver notice of the Stockholder Approval to the Trustee and each of the Investors and file with the Commission a Form 8-K disclosing the same.

(i) Proxy Material.

(i) In connection with the Stockholders Meeting, the Company will (A) as promptly following the date of this Agreement as the Company shall reasonably determine is necessary to hold the Stockholders Meeting on or prior to June 30, 2023, prepare and file with the Commission a proxy statement (any such proxy statement, as it may be amended or supplemented from time to time, the “Proxy Statement”) related to the consideration of the Proposal at the Stockholders Meeting, (B) respond as promptly as reasonably practicable to any comments received from the Commission with respect to such filings and provide copies of such comments to each Investors that has so requested in a written request delivered to the Company (each such Investor delivering such request is referred to herein as a “Requesting Investor”) and promptly upon receipt of such request provide copies of proposed responses to each Requesting Investor allowing for reasonable time prior to filing to allow for meaningful comment, (C) as promptly as reasonably practicable prepare and file any amendments or supplements necessary to be filed in response to any Commission comments or as otherwise required by law, (D) mail to its stockholders as promptly as reasonably practicable the Proxy Statement and all other customary proxy or other materials for meetings such as the Stockholders Meeting, (E) to the extent required by applicable law, as promptly as reasonably practicable prepare, file and distribute to the Company stockholders any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Stockholders Meeting, and (F) otherwise use reasonable best efforts to comply with all requirements of law applicable to any Stockholders Meeting. Each of the Investors shall cooperate with the Company in connection with the preparation of the Proxy Statement and any amendments or supplements thereto, including promptly furnishing the Company upon request with any and all information in respect of such Investor as may be required to be set forth in the Proxy Statement or any amendments or supplements thereto under applicable law. The Company will provide each Requesting Investor a reasonable opportunity to review and comment upon the Proxy Statement, or any amendments or supplements thereto, and shall give reasonable consideration to any such comments proposed, prior to mailing the Proxy Statement to the Company’s stockholders. The Proxy Statement shall include the recommendation of the Board of Directors that stockholders vote in favor of the adoption of the Proposal at the Stockholders Meeting, and the Company shall use its reasonable best efforts to obtain the Stockholder Approval at the Stockholders Meeting, including by retaining and utilizing the efforts of a nationally recognized proxy solicitation firm.

(ii) If, at any time prior to the Stockholders Meeting, any information relating to the Company or any of the Investors or any of their respective Affiliates should be discovered by the Company or the Investors which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties and, to the extent required by applicable law, the Company shall disseminate an appropriate amendment thereof or supplement thereto describing such information to the Company’s stockholders.

(iii) The Company agrees that (A) none of the information to be included or incorporated by reference in the Proxy Statement or any amendment or supplement thereto, or any other document filed with the Commission in connection with the solicitation of the Stockholder Approval at the Stockholders Meeting (all such other documents, the “Other Filings”) shall, in the case of the Proxy Statement, at the date it is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting or at the time of any amendment or supplement thereof, or, in the case of any Other Filing, at the date it is first mailed to the Company’s stockholders or at the date it is first filed with the Commission, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by any of the Investors or any of their Affiliates or representatives in connection with the preparation of the Proxy Statement or the Other Filings for inclusion or incorporation by reference therein, and (B) the Proxy Statement and the Other Filings that are filed by the Company shall comply as to form in all material respects with the requirements of the Exchange Act.

(iv) Each of the Investors covenants that none of the information supplied in writing by or on behalf of such Investor expressly for inclusion in the Proxy Statement or the Other Filings will, in the case of the Proxy Statement, at the date it is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting or at the time of any amendment or supplement thereof, or, in the case of any Other Filing, at the date it is first mailed to the Company’s stockholders or at the date it is first filed with the Commission, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

9. Conditions.

(a) The obligations of the Investors described herein shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects on the date hereof and on and as of the Closing Date, and the Company shall have performed all applicable covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(ii) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the consummation of the Transactions; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the consummation of the Transactions, including, but not limited to, the issuance of the New Securities pursuant thereto.

(iii) Discharge of Perceptive Facility. Prior to or substantially concurrently with the issuance of the New Notes, the Perceptive Facility shall have been fully repaid and discharged and no obligations with respect thereto shall remain outstanding, and any Liens securing such obligations shall have been released.

(iv) Legal Opinions. Each of the Investors shall have received customary legal opinions from Latham & Watkins LLP, as counsel to the Company, Pillsbury Winthrop Shaw Pittman LLP, as counsel to the Company, Cooley LLP, as Colorado counsel to the Company and Morgan, Lewis & Bockius LLP, as Pennsylvania counsel to the Company, in form reasonably satisfactory to the Investors (or their counsel).

(v) Officer’s Certificate. Each of the Investors shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Investors (or their counsel) (i) confirming that such officer has carefully reviewed the Transaction Documents and, to the knowledge of such officer, all representations made by the Company and the Guarantors and set forth in this Agreement are true and correct as of the Closing Date and (ii) that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

(vi) Secretary’s Certificate. With respect to the New Notes Indenture, each of the Investors shall have received:

1) a certified copy of (i) the certificate of incorporation of the Company, certified as of a recent date by the Secretary of State of Delaware and (ii) the formation document of each Guarantor, certified as of a recent date by the applicable jurisdiction of formation of each Guarantor;

2) a certificate of the Secretary or Assistant Secretary of the Company dated the Closing Date and certifying:

a) that attached thereto are true and complete copies of (i) the by-laws of the Company and (ii) the governing document of each Guarantor, as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause b) below;

b) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Company and of each Guarantor authorizing the execution, delivery and performance, as applicable, of the Transaction Documents, the Transactions and the issuance of the Securities, and any other transactions related thereto, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date;

c) that each of the certificate of incorporation of the Company and the formation document of each Guarantor has not been amended since the date of the last amendment thereto disclosed pursuant to clause a) above; and

d) as to the incumbency and specimen signature of each officer executing the New Notes Indenture on behalf of the Company and the Guarantors; and

3) a certificate of a director or an executive officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause 2) above.

(vii) Solvency Certificate. Each of the Investors (shall have received a Solvency Certificate from the Company and the Guarantors substantially in the form attached hereto as Exhibit E.

(viii) Good Standing. Each of the Investors shall have received on the date hereof and as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Investors may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(ix) Listing. The Principal Market shall have completed its review of all listing applications regarding listing of the New Shares, the Conversion Shares and the Warrant Shares on the Principal Market.

(x) Transaction Documents. The New Notes Indenture, [the Registration Rights Agreement] and each of the other Transaction Documents shall have been validly entered into by, and be binding upon, all parties thereto (including, but not limited to, the Company, the Guarantors, the Trustee, the Collateral Agent and the Other Investors, as applicable) and shall be in full force and effect, and each of the Investors shall have received evidence reasonably satisfactory to such Investor to such effect.

(xi) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(xii) Lien Searches. Each of the Investors shall have received the results of a recent Lien search in each of the jurisdictions where assets of the Company and the Guarantors are located, the jurisdictions of the chief executive office of each of the Company and each Guarantor, and such search shall reveal no Liens on any of the assets of the Company and the Guarantors or their respective subsidiaries except for Permitted Liens.

(xiii) Perfection of Security Interests. The Company and each Guarantor shall have completed, on or prior to the Closing Date, all UCC filings and other actions required in connection with the perfection of security interests in the Collateral as and to the extent contemplated by the New Notes Indenture and the Collateral Documents and to the extent contemplated by the New Notes Indenture and the Collateral Documents; provided that the Company and the Guarantors may deliver, furnish and/or cause to be furnished all of the obligations set forth on Schedule 6 to the Security Agreement within the time periods set forth therein.

(xiv) Other Agreements. [There shall have been no amendment, modification or waiver of any Other Agreement that materially benefits any Other Investor unless each of the Investors has been offered the same benefit, and the Company shall not have entered into any side letter or other agreements (other than the Other Agreements) that materially benefits any Other Investor or other party thereto, unless each of the Investors have been offered the same benefits.]

(b) The obligation of the Company to deliver the New Securities to be issued by it on the Closing Date to any of the of the Investors shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(i) The representations and warranties of such Investor contained herein shall be true and correct in all material respects on the date hereof and on and as of the Closing Date, and such Investor shall have performed all applicable covenants and agreements and satisfied all conditions to be performed or satisfied hereunder at or prior to the Closing Date.

(ii) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the consummation of the Transactions; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the consummation of the Transactions, including the issuance of the New Securities pursuant thereto.

10. Taxation.

(a) Each Investor acknowledges that, if such Investor is a United States person for U.S. federal income tax purposes, the Company must be provided with a correct taxpayer identification number (generally a person’s social security or federal employer identification number) and certain other information on a properly completed and executed United States Internal Revenue Service (“IRS”) Form W-9 stating that such Investor is not subject to backup withholding and that such Investor is a United States person. Each Investor further acknowledges that, if such Investor is not a United States person for U.S. federal income tax purposes, the Company must be provided with a properly completed and executed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (and all required attachments) or other applicable IRS Form W-8, attesting to that non-U.S. Investor’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Internal Revenue Code. Each Investor further acknowledges that it may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments or deliveries made to such Investor unless such Investor properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld under Applicable Law. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to such Investor to whom such amounts otherwise would have been paid.

(b) [In connection with the Transactions, each Investor shall provide the Company with a properly completed and executed IRS Form W-9.][Unless an Investor gives a written notice to the Company otherwise, each Investor hereby represents that it is not subject to any U.S. withholding tax with respect to Old Notes Interest and is entitled to provide U.S. tax forms and required attachments indicating the same.]

(c) The Company intends this Agreement to be and hereby adopts this Agreement as a plan of reorganization for purposes of Section 368 of the Code and the income tax regulations thereunder. The parties hereto intend and agree that the Exchange Transaction and the related issuance of Series A New Notes (other than any Exchange Transaction New Securities treated as issued with respect to the accrued and unpaid interest on the Old Notes) (including the corresponding Guarantees and other related Collateral Documents) and the New Shares are part of, and pursuant to, a Plan of Recapitalization and Reorganization of the Company described in Section 368(a)(1)(E) of the Code (and any similar provision of state or local law) (“Intended Tax Treatment”). The parties agree to (and agree to cause their Affiliates to) file their income tax returns consistent with the Intended Tax Treatment (including by making any filings under Treasury Regulations Section 1.368-3 that are required to support such treatment), except as otherwise required by a determination within the meaning of Section 1313 of the Code.

(d) Each Investor that claims an exemption from U.S. withholding tax on accrued and unpaid interest under the so-called “portfolio interest exemption” hereby represents to the Company that:

(i) It is the sole record owner of the Exchanged Old Notes in respect of which it is providing this representation, and it (or its partners, members or beneficial owners) is the beneficial owner of such Exchanged Old Notes;

(ii) Neither it nor any of its partners, members or beneficial owners that is claiming portfolio interest exemption is a “bank” within the meaning of Section 881(c)(3)(A) of the Code;

(iii) Neither it nor any of its partners, members or beneficial owners that is claiming portfolio interest exemption is a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code; and

(iv) Neither it nor any of its partners, members or beneficial owners that is claiming portfolio interest exemption is a “controlled foreign corporation” (within the meaning of Section 881(c)(3)(C) of the Code) related to the Company (within the meaning of Section 864(d)(4) of the Code).

11. Expenses. [The Company agrees to pay or reimburse the Deerfield Holders for all reasonable costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and the other Transaction Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees, disbursements and other charges of legal counsel to the Deerfield Holders. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees related thereto, and other out-of-pocket expenses incurred by the Deerfield Holders. All amounts due under this Section 11 shall be paid within five (5) Business Days after invoiced or demand therefor; provided that any amounts invoiced at least two (2) Business Days prior to the Closing Date shall be paid on the Closing Date. The agreements in this Section 11 shall survive the termination of this Agreement.]

12. Indemnification. In consideration of each Investor’s execution and delivery of this Agreement and acquiring New Securities thereunder and in addition to all of the Company’s and the Guarantors’ other obligations under the Transaction Documents, the Company and the Guarantors, jointly and severally, shall defend, protect, indemnify and hold harmless each Investor and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages of any kind or nature, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), imposed on, incurred by or asserted or awarded against any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any of the Guarantors in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company or any of the Guarantors contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit, or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Guarantor) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Transactions, or (iii) the status of such Investor as an investor in the Company or a Guarantor pursuant to the Transactions or any other transactions contemplated by the Transaction Documents and the transactions contemplated hereby and thereby; in each of the foregoing cases other than Indemnified Liabilities (x) resulting from a claim solely among the Indemnitees, and (y) with respect to an individual Investor, to the extent finally determined by a court of competent jurisdiction to have resulted from (i) the bad faith, gross negligence or willful misconduct of such Indemnitee, or (ii) a material breach by such Investor of its obligations under this Agreement. To the extent that the foregoing undertaking by the Company and the Guarantors may be unenforceable for any reason, the Company and the Guarantors, jointly and severally, shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

13. Indemnification Procedures. Promptly after receipt by an Indemnitee of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under Section 12 unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnitee other than the indemnification obligation provided in Section 12. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the Indemnitee in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, retained by the Indemnitee or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnitee. Notwithstanding the indemnifying party’s election to appoint counsel to represent the Indemnitee in an action, the Indemnitee shall have the right to employ one separate counsel (in addition to one local counsel in each applicable jurisdiction, if needed), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by the indemnifying party to represent the Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnitee and the indemnifying party and the Indemnitee shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnitees that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the Indemnitee in writing to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the Indemnitees, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitees are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such claim, action, suit or proceeding and does not include any admission as to fault, culpability or failure to act on the part of any Indemnitee.

14. Termination. In the event that the Transactions shall not have occurred with respect to an Investor on or before March 7, 2023 due to the Company’s or such Investor’s failure to satisfy any of the conditions required to be satisfied by it in Section 9 (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that the Company’s obligations under Sections 8(e) and Section 11 to the other party shall survive any such termination. This Agreement may be terminated in the absolute discretion of each of the Investors and as to such Investor on an individual basis, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the Principal Market or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the good faith judgment of such Investor, is material and adverse and makes it impracticable or inadvisable to proceed with the Transactions on the terms and in the manner contemplated by this Agreement. [Notwithstanding anything to the contrary contained herein or in any Other Agreement, in the event of a termination of this Agreement in accordance with this Section 14, each Other Agreement shall automatically terminate.]

15. Nature of Obligations and Rights of Investors.

(a) The respective obligations of each Investor and each Other Investor, as applicable, under this Agreement and each Other Agreement, as applicable, and the Transaction Documents are several and not joint with the obligations of any other Investor or any Other Investor, as applicable, and no Investor or Other Investor, as applicable, shall be responsible in any way for the performance of the obligations of any other Investor or Other Investor, as applicable, under this Agreement or any Other Agreement, as applicable, or the other Transaction Documents. The failure or waiver of performance under this Agreement or any Other Agreement, as applicable, by any Investor or any Other Investor, as applicable, or on its or their own behalf, as applicable, does not excuse performance by any other Investor or any Other Investor, as applicable. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor or Other Investor, as applicable, pursuant thereto, shall be deemed to constitute the Investors or Other Investors, as applicable, as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors or Other Investors, as applicable, are in any way acting in concert or as a group with respect to such obligations or any of the Transactions or any other transactions contemplated by the Transaction Documents. Except as otherwise provided in the Transaction Documents, each Investor and each Other Investor, as applicable, shall be entitled to independently protect and enforce its rights, including the rights arising out of the Transaction Documents, and it shall not be necessary for any other Investor or Other Investor, as applicable, to be joined as an additional party in any proceeding for such purpose. The decision of each Investor or Other Investor, as applicable, to acquire the New Securities in connection with the Transactions has been made by such Investor or such Other Investor, as applicable, independently of any other Investor or Other Investor, as applicable. Each Investor and each Other Investor acknowledges that no other Investor or Other Investor, as applicable, has acted as agent for such Investor or Other Investor, as applicable, in connection with making its investment hereunder and that no Investor or Other Investor, as applicable, will be acting as agent of such Investor or Other Investor, as applicable, in connection with monitoring its investment in the New Securities, or enforcing its rights under this Agreement or any Other Agreement, as applicable, or any other Transaction Document. The Company acknowledges that each of the Investors and each of the Other Investors, as applicable, has been provided with the same New Notes Indenture (and Warrant provided therein) for the purpose of closing a transaction with multiple Investors and Other Investors and not because it was required or requested to do so by any Investor or Other Investor, as applicable.

(b) The Company acknowledges and agrees that (a) each Investor is acting at arm’s length from each other Investor with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby; (b) no Investor will, by virtue of this Agreement or any of the other Transaction Documents or any transaction contemplated hereby or thereby, be or otherwise is an Affiliate of, or have any agency, tenancy or joint venture relationship with, the Company; (c) no Investor has not acted, or is or will be acting, as a financial advisor to, or fiduciary (or in any similar capacity) of, or has any fiduciary or similar duty to, the Company with respect to, or in connection with, this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and the Company agrees not to assert, and hereby waives, to the fullest extent permitted under Applicable Law, any claim that any Investor has any fiduciary duty to the Company; (d) any advice given by an Investor or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor’s performance of its obligations hereunder and thereunder (including, in the case of each of the Investors, its acquisition of the Securities); and (e) the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(c) The Company acknowledges and agrees that none of the Investors or holders of the Securities has been asked to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, Stock or other securities of the Company, or “derivative” securities or Stock based on Stock or other securities issued by the Company or to hold the Securities for any specified term; and no Investor nor holder of Securities shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further acknowledges and agrees that (a) one or more Investors or holders of Securities may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, (b) such hedging and/or trading activities, if any, can reduce the value of the shares of Common Stock or other Stock held by the existing holders of shares of Common Stock or other Stock of the Company, both at and after the time the hedging and/or trading activities are being conducted; (c) any such hedging and/or trading activities shall not constitute a breach of any Transaction Document or affect any of the rights of any Investor or holder of Securities under any Transaction Document; (d) the issuance of any Conversion Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions; and (e) the Obligations, including the Company’s obligation to issue the Conversion Shares upon conversion of the New Notes and Warrant Shares upon exercise of the Warrants, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company or any of its Subsidiaries may have against any of the Investors and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

16. Further Assurances. Each of the parties hereto hereby agrees: (i) that it shall use its commercially reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 9 of this Agreement, and (ii) from time to time, as and when reasonably requested by any other party hereto, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as may be reasonably necessary or desirable in order to carry out the intent and purposes of this Agreement.

17. Survival Clause. The respective representations, warranties, agreements and other statements of the Company and the Investors set forth in this Agreement shall remain in full force and effect, regardless of delivery of and payment for the New Notes and New Shares, provided that representations and warranties made as of the date hereof, as of the Closing Date, and/or other specific dates shall speak solely as of those date(s). The respective indemnities provided in Section 12 and reimbursement provisions in Section 11 shall also remain in full force and effect following the delivery of the Securities.

18. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by electronic mail (so long as such transmission does not generate an error message or notice of non-delivery), (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All communications hereunder, if sent to any of the Investors, shall be delivered to each Investor in accordance with each Investor’s Investor Information Form, substantially in the form set forth in Exhibit A-5 hereto, as the same may be updated by each Investor from time to time by notice to the Company in accordance with this Section 18 and with a copy to Outside Counsel listed on the signature page hereto; and if sent to the Company, shall be mailed or delivered to the Company at:

Invitae Corporation

1400 16th Street, San Francisco, California, 94103

Attention: General Counsel

Email: ******************

With a copy to:

Latham & Watkins LLP

200 Clarendon Street

Boston, MA 02116

Attention: Wesley Holmes; Reza Mojtabaee-Zamani

Email: Wesley.Holmes@LW.com; Reza.Mojtabaee-Zamani@lw.com

In addition to any other notice required to be given to any of the Deerfield Holders hereunder or pursuant to any of the other Transaction Documents, subject to Section 8(e), the Company shall cause any notice required to be delivered to the Trustee under the New Notes Indenture pursuant to Section 4.18 of the New Notes Indenture to each Deerfield Holder substantially contemporaneously with the delivery thereof to the Trustee.

19. Successors and Third Parties. All of the covenants and provisions of this Agreement by or for the benefit of the any of the Investors or the Company and the Guarantors shall bind and inure to the benefit of their respective successors and permitted assigns. No party hereunder may assign its rights or obligations hereunder without, in the case of any Investor, the consent of the Company, and in the case of the Company, the consent of each of the Investors, except that each Investor may, without the consent of the Company, assign its rights hereunder to any Related Fund (as defined below) of such Investor and/or to any assignee or transferee of the Securities; provided, that no such assignment shall relieve such Investor of its obligations hereunder. “Related Fund” of any Investor means any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor. Notwithstanding the foregoing, upon any assignment, sale, or other disposition of the Securities, each subsequent holder of such Securities shall be entitled to, and shall be entitled to enforce, any rights and benefits hereunder applicable to such Securities as if such holder had been an Investor hereunder.

20. Applicable Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or related to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of New York, including its statutes of limitations. Each of the Company, the Guarantors and the Investors hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement, the Transactions or, except as otherwise provided in any of the other Transaction Documents, the Securities, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

21. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE GUARANTORS AND THE INVESTORS IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

22. Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes the entire agreement, and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, among the Investors and the Company and the Guarantors with respect to the subject matter hereof.

23. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and each affected Investor [and no provision of any Other Agreement may be directly or indirectly waived, amended or otherwise modified without the written consent of the Deerfield Holders]. No waiver of any breach or default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent breach or default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

24. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

25. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

26. Miscellaneous. This Agreement may be executed in counterparts, and delivered by email or facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by e-mail, facsimile or other transmission (e.g., “pdf” format) shall be effective as delivery of a manually executed counterpart hereof. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and the New York State Electronic Signatures and Records Act.

27. No Strict Construction; Rules of Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iii) the use of the word “include”, “includes” and “including” in this Agreement shall be by way of example rather than limitation, and (iv) the word “or” is not exclusive (i.e., “or” shall mean “and/or”).

28. Third-Party Beneficiaries. The Financial Advisors shall be third party beneficiaries of the representations and warranties of the Company and the Guarantors in subsection 6 and the representations and warranties of the Investor in [subsections 7(k), 7(l), 7(o), 7(q) and 7(s)][Section 7] of this Agreement. The Financial Advisors may rely on each representation and warranty of the Company and the Investors in the subsections specified in the immediately preceding sentence [made herein or pursuant to the terms hereof with the same force and effect] as if such representation or warranty were made directly to the Financial Advisors. [This Agreement is intended for the benefit of the parties hereto and the Financial Advisors and their permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in this Section 28.]

[Signature Page Follows]

Very truly yours,

INVITAE CORPORATION

By:
Name:
Title:

[GUARANTOR]

By:
Name:
Title:

[Signature Page to Purchase and Exchange Agreement]

AGREED AND ACCEPTED:	Investor:

By:
Print Name:
Title:

Legal Counsel:

[Signature Page to Purchase and Exchange Agreement]